SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANSAMERICA FUNDS

Transamerica Dividend Focused

TRANSAMERICA SERIES TRUST

Transamerica Barrow Hanley Dividend Focused VP

1801 California Street, Suite 5200

Denver, Colorado 80202

October 21, 2020

Dear Shareholder or Policyowner:

A special meeting of shareholders of, or, as applicable, policyowners investing in (together, the “Shareholders”) Transamerica Dividend Focused, a series of Transamerica Funds, and Transamerica Barrow Hanley Dividend Focused VP, a series of Transamerica Series Trust (each series, a “Fund” and collectively, the “Funds”), is scheduled to be held as a virtual meeting on November 25, 2020, at 10:00 a.m. (Mountain Time) for Transamerica Dividend Focused, and on November 25, 2020, at 11:00 a.m. (Mountain Time) for Transamerica Barrow Hanley Dividend Focused VP (for each Fund a “Special Meeting” and collectively, the “Special Meetings”). In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of each Fund has determined that the Fund’s Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual Special Meetings are included in the following joint proxy statement.

At the respective Special Meeting:

Shareholders of Transamerica Dividend Focused are being asked to approve a new sub-advisory agreement with Aegon Asset Management UK plc (“AAM”), an affiliate of Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager.

Shareholders of Transamerica Barrow Hanley Dividend Focused VP are being asked to approve a new sub-advisory agreement with AAM.

TAM acts as a manager of managers for the Funds pursuant to an exemptive order from the Securities and Exchange Commission. Under the terms of the exemptive order, TAM may not enter into a sub-advisory agreement with any affiliated sub-adviser without such agreement being approved by the shareholders of the fund.

We are seeking your approval of these proposals through the enclosed joint proxy statement, which we invite you to review closely.

AAM would replace Barrow, Hanley, Mewhinney & Strauss, LLC as the sub-adviser to each Fund. In connection with the proposed change in sub-adviser, there would be related changes to each Fund’s name, principal investment strategies, principal risks and management and sub-advisory fee schedules.

Importantly, after careful consideration, the Board of Trustees of Transamerica Funds and Transamerica Series Trust has considered the proposal for the respective Fund to be voted on at the Special Meeting and has determined it is in the best interest of the Fund, and unanimously recommends that you vote “FOR” the proposal with respect to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of the proposal with respect to your Fund.

Shareholders of record of each Fund as of the close of business on October 8, 2020 are entitled to vote at the relevant Special Meeting and any adjournments or postponements thereof. Whether or not you plan to virtually attend the meeting and regardless of how many shares you own or the size of the interest you hold, your vote is very important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote by telephone, via the internet or by simply completing and signing the enclosed proxy card (your ballot) and mailing it in the accompanying postage-paid return envelope.

If you have any questions, please call 1-888-233-4339 for Transamerica Funds, or 1-800-851-9777 for Transamerica Series Trust.

Sincerely,
/s/ Marijn P. Smit
Chairman of the Boards of Trustees, President and Chief Executive Officer

IMPORTANT INFORMATION FOR SHAREHOLDERS

Please read the full text of the enclosed joint proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the joint proxy statement?

A.

As a shareholder of Transamerica Dividend Focused, a series of Transamerica Funds, or as a shareholder of or policyowner who invests in Transamerica Barrow Hanley Dividend Focused VP, a series of Transamerica Series Trust (each series, a “Fund” and collectively, the “Funds”), through a variable annuity contract or variable life insurance policy (each shareholder and policyowner referred to herein as a “Shareholder”), you are being asked to vote “FOR” the following proposal(s) as applicable to your Fund(s.) Each proposal has been approved by the applicable Fund’s Board of Trustees.

Transamerica Funds Proposal I: Approve a New Sub-Advisory Agreement for Transamerica Dividend Focused (“TF Dividend Focused”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, Aegon Asset Management UK plc (“AAM”). Transamerica Asset Management, Inc. (“TAM”) serves as investment manager to TF Dividend Focused, and AAM is affiliated with TAM. In connection with the proposed change in sub-adviser, there would also be changes to the name, principal investment strategies, management fee schedule and sub-advisory fee schedule for TF Dividend Focused as described in this joint proxy statement. If approved by Shareholders, it is anticipated that the change in sub-adviser and related changes would occur on or about December 1, 2020. At that time, among other things, TF Dividend Focused is expected to be renamed Transamerica Sustainable Equity Income.

Transamerica Series Trust Proposal I: Approve a New Sub-Advisory Agreement for Transamerica Barrow Hanley Dividend Focused VP (“TST Dividend Focused VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AAM. As noted above, AAM is affiliated with TAM, who serves as investment manager to TST Dividend Focused VP. In connection with the proposed change in sub-adviser, there would also be changes to the name, principal investment strategies, management fee schedules and sub-advisory fee schedules for TST Dividend Focused VP as described in this joint proxy statement. If approved by Shareholders, it is anticipated that the change in sub-adviser and related changes would occur on or about December 1, 2020. At that time, among other things, TST Dividend Focused VP is expected to be renamed Transamerica Aegon Sustainable Equity Income VP.

Under the terms of the TAM’s manager of managers exemptive order, TAM may not enter into a sub-advisory agreement with any affiliated sub-adviser without such agreement being approved by the shareholders of the fund.

The implementation of a proposal is not contingent upon the approval of the other proposal.

Q.	Who is Aegon Asset Management UK plc?

A.

Aegon Asset Management UK plc (formerly, Kames Capital plc), located at 3 Lochside Crescent, Edinburgh EH12 9SA, has been a registered investment adviser since 2017. AAM, an affiliate of TAM, is a wholly owned subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. As of June 30, 2020, AAM had approximately $44.7 billion in assets under management.

Q.	If shareholders approve a new sub-advisory agreement with AAM, what changes are anticipated in connection with the change in sub-adviser for each Fund?

In connection with the proposed appointment of AAM as sub-adviser to each of TF Dividend Focused and TST Dividend Focused VP, it is anticipated that TF Dividend Focused would be renamed “Transamerica Sustainable Equity Income” and TST Dividend Focused VP would be renamed “Transamerica Aegon Sustainable Equity Income VP.” There would also be changes to each Fund’s principal investment strategies and principal risks, as noted below and further described in each proposal. These changes do not require approval by the Fund shareholders.

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If the new-sub-advisory agreement is approved, AAM would implement an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. In pursuing each Fund’s investment objective, AAM would look to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends. In addition, the sub-adviser would seek to invest in stocks it views as having positive sustainability credentials. AAM considers stocks with positive sustainability credentials to be stocks that have been determined by AAM as likely to perform well based on environmental, social and/or governance (ESG) factors. Each Fund’s principal investment strategies would no longer include the current limitation to invest only in stocks that have a consecutive 25-year history of paying cash dividends. It is also expected that each Fund’s portfolio would include a significant technology weighting whereas the Funds currently have none. If the change in sub-adviser is approved, each Fund would be subject to the following additional principal risks: Sustainability Investing risk, Derivatives risk, Leveraging risk and Investments by Affiliated Funds and Unaffiliated Funds risk.

Q.	Why am I being asked to vote on these proposals?

A.

You are being asked to vote as a Shareholder of one or both of the Funds. The enclosed joint proxy statement and proxy card identify the proposal(s) you are being asked to approve. Your Fund’s Board has approved the proposal, believes it is in Shareholders’ best interests and recommends you vote “FOR” the proposal with respect to your Fund.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of your Fund, no matter how many shares you own or the interests you hold. Your vote can help ensure that the proposal recommended by your Fund’s Board can be implemented. We encourage all Shareholders to participate in the governance of their Funds.

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.

It is anticipated that the total cost of preparing, printing and mailing the joint proxy statement and soliciting proxies will range from approximately $80,000 to $100,000, which cost will be borne by TAM and AAM and not the Funds.

Q.	Who do I call if I have questions?

A.

If you need more information, or have any questions about the proposals, please call 1-888-233-4339 for TF Dividend Focused or 1-800-851-9777 for TST Dividend Focused VP. If you have any questions about voting, please call AST Fund Solutions, LLC, the Funds’ proxy solicitor, at 1-888-605-1956.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card, or by computer by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares or interests by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also virtually attend the Special Meeting and vote your interests. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

Q:	When and where will the Special Meetings be held?

A.

We intend to hold each Fund’s Special Meeting as a virtual meeting on November 25, 2020, at 10:00 a.m. Mountain Time for TF Dividend Focused, and at 11:00 a.m. Mountain Time for TST Dividend Focused VP. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of each Fund has determined that the respective Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual Special Meetings are included in this joint proxy statement.

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TRANSAMERICA FUNDS

Transamerica Dividend Focused

TRANSAMERICA SERIES TRUST

Transamerica Barrow Hanley Dividend Focused VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

Scheduled to be Held Virtually on November 25, 2020

Please take notice that a Special Meeting of shareholders of, or, as applicable, policyowners investing in (together, the “Shareholders”) Transamerica Dividend Focused, a series of Transamerica Funds, and Transamerica Barrow Hanley Dividend Focused VP, a series of Transamerica Series Trust (each series, a “Fund” and collectively, the “Funds”), is scheduled to be held as a virtual meeting on November 25, 2020, at 10:00 a.m. (Mountain Time) for Transamerica Dividend Focused, and on November 25, 2020, at 11:00 a.m. (Mountain Time) for Transamerica Barrow Hanley Dividend Focused VP, to consider and vote on the following proposals:

Transamerica Funds:

I.

To approve a new sub-advisory agreement for Transamerica Dividend Focused. Shareholders are being asked to approve a new sub-advisory agreement with Aegon Asset Management UK plc (“AAM”), an affiliate of TAM; and

II.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Transamerica Series Trust:

I.	To approve a new sub-advisory agreement for Transamerica Barrow Hanley Dividend Focused VP. Shareholders are being asked to approve a new sub-advisory agreement with AAM; and

II.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration of the proposal, the Board of Trustees of each Fund approved Proposal I for the Fund and recommends that Shareholders vote “FOR” the proposal for the Fund.

Each Shareholder of record of each Fund at the close of business on October 8, 2020 is entitled to notice of and to vote at the Fund’s Special Meeting and any adjournments or postponements thereof.

PLEASE NOTE: In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of each Fund has determined that the Fund’s Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in each virtual Special Meeting are included in this Joint Proxy Statement.

By Order of the Boards,

/s/ Erin D. Nelson
Erin D. Nelson
Chief Legal Officer and Secretary

October 21, 2020

SHAREHOLDERS ARE INVITED TO ATTEND THE VIRTUAL SPECIAL MEETINGS. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETINGS BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review at: http://vote.proxyonline.transamerica/docs/proxy2020.pdf. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Funds’ proxy solicitor, AST Fund Solutions, LLC at 1-888-605-1956.

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YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR SHARES OR INTERESTS USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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TRANSAMERICA FUNDS

Transamerica Dividend Focused

TRANSAMERICA SERIES TRUST

Transamerica Barrow Hanley Dividend Focused VP

1801 California Street, Suite 5200

Denver, CO 80202

JOINT PROXY STATEMENT

Introduction

This Joint Proxy Statement (“Joint Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board” and each member of a Board, a “Board Member”) of Transamerica Dividend Focused (“TF Dividend Focused”), a series of Transamerica Funds (“Transamerica Funds”), and Transamerica Barrow Hanley Dividend Focused VP (“TST Dividend Focused VP”), a series of Transamerica Series Trust (“TST”) (each, a “Fund” and, collectively, the “Funds”). The proxies are being solicited for use at a special meeting of shareholders of, or, as applicable, policyowners investing in (together, the “Shareholders”), each Fund to be held as a virtual meeting on November 25, 2020, at 10:00 a.m. (Mountain Time) for Transamerica Dividend Focused, and on November 25, 2020, at 11:00 a.m. (Mountain Time) for Transamerica Barrow Hanley Dividend Focused VP (for each Fund, a “Special Meeting” and collectively, the “Special Meetings”), and at any and all adjournments or postponements thereof. The Special Meetings will be held for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders.

The Board of each of Transamerica Funds and TST, each an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the use of this Joint Proxy Statement for each Fund’s Special Meeting is in the best interests of each Fund and its respective Shareholders in light of the similar matters being considered and voted on by the Shareholders with respect to each of the Funds. This Joint Proxy Statement and the accompanying materials are being first mailed by the Boards to Shareholders of each Fund on or about October 23, 2020.

PLEASE NOTE: The Special Meetings will be held virtually over the internet. To attend, vote, and submit any questions at the Special Meetings, please register at attendameeting@astfinancial.com.

In order for beneficial owners of shares registered in the name of a broker, bank, or other nominee to attend, participate, and vote at the virtual Special Meetings, you must first obtain a legal proxy from the relevant broker, bank, or other nominee and then register your attendance ahead of the applicable Special Meeting at attendameeting@astfinancial.com.

Each of Transamerica Funds and TST is organized as a Delaware statutory trust. TST Dividend Focused VP, a series of TST, is offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. Though the only shareholders of TST Dividend Focused VP are the insurance company separate accounts and the asset allocation portfolios, and policyowners are not shareholders of the Fund, for ease of reference shareholders and policyowners are collectively referred in this Joint Proxy Statement as “Shareholders,” and the shares or beneficial interests that they hold in the Funds are sometimes referred to as “interests.”

In certain cases, for ease of comprehension, the term “Fund” is used in this Joint Proxy Statement where it may be more precise to refer to the Trust of which the Fund is a series.

You are being asked to vote at the Special Meeting of each Fund in which you held interests as of the close of business on October 8, 2020 (the “Record Date”). Each Shareholder of record of a Fund at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Fund represented by the Shareholder’s shares of the applicable Fund (with proportional fractional votes for fractional shares). The net assets and total number of shares of each Fund outstanding and the net assets of each Fund at the close of business on the Record Date were as follows:

TF Dividend Focused

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
A	$74,165,689.38	10,180,649.16	$7.28
C	$2,842,749.23	391,820.43	$7.26
I	$7,957,209.04	1,093,104.70	$7.28
I2	$447,101,577.01	61,395,686.75	$7.28
R1*	$0	0	$0
R6	$4,847,547.81	666,095.84	$7.28
T2*	$0	0	$0

* Class R1 and Class T2 shares of the Fund are not currently offered to investors.

TST Dividend Focused VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$414,476,640.98	25,866,719.01	$16.02
Service	$213,061,888.29	13,266,342.58	$16.06

The Fund with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Fund as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the internet, please vote on the proposal with respect to each applicable Fund. If you vote by telephone or over the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Special Meeting will be voted at that Special Meeting. On the matters coming before each Special Meeting as to which a holder has specified a choice on that holder’s proxy, the holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposal, the shares will be voted “FOR” each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meetings.

Shareholders who execute proxies or provide voting instructions by telephone, mail, or the internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the applicable Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending a Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of Shareholders of a Fund is required to take action at the Fund’s Special Meeting. For the purposes of taking action on Proposal I for each Fund, Shareholders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the Fund shall constitute a quorum at a Special Meeting.

Votes cast at each Special Meeting will be tabulated by the inspectors of election appointed for each Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meetings. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of Proposal I for each Fund requires the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Fund.

If applicable, any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal I. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Please note that broker non-votes are not expected with respect to Proposal I because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies on such a matter.

The following table shows how Fund shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” at the meeting or by proxy are counted toward a quorum.	Shares “present” at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No-Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting for purposes of quorum.	Voted “for” Proposal I.

Broker Non-Vote (where the underlying beneficial owner or person entitled to vote had not voted and the broker or nominee does not have authority to vote the shares on the matter)	Because Proposal I is considered a non-routine matter, broker non-votes are not counted towards establishing a quorum at the meeting.	Broker non-votes do not count as a vote “for” Proposal I and have the same effect as a vote “against” the Proposal. Please note that broker non-votes are not expected with respect to Proposal I to be voted on because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies on the matter.

Vote to Abstain	Considered “present” at the meeting for purposes of quorum.	Abstentions do not count as a vote “for” Proposal I and have the same effect as a vote “against” the Proposal.

Manner of Voting

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal I with respect to your Fund.

The Funds expect that, before the Special Meetings, broker-dealer firms holding shares of a Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. The New York Stock Exchange (the “NYSE”) takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to non-routine proposals, including Proposal I.

If you hold shares in a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record shareholder of your shares. At the Special Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial Shareholder that does not specify how the beneficial Shareholder’s shares should be voted on the Proposal may be deemed an instruction to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares for which it has not received specific voting instructions from its customers in the same proportion as other shareholders with similar accounts that have submitted voting instructions to the service agent. This practice is commonly referred to as “proportional voting” or “echo voting.” Shareholders should consult their service agent for more information.

In the case of TST Dividend Focused VP, the interests in which are not offered directly to the public, but only sold to certain asset allocation portfolios and insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life policies (collectively, the “Policies”) (including Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Inc. (collectively, the “Insurance Companies”)) to fund the Policies, ownership of the interests is legally vested in the separate accounts. It is the Fund’s understanding, that the Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Shareholders of the Policies used to fund the accounts. A signed proxy card or other authorization by a Shareholder that does not specify how the Shareholder’s interest should be voted may be deemed an instruction to vote such interest in favor of the proposal. The Insurance Companies will use proportional voting to vote interests for which no timely instructions are received from Shareholders of the Policies. It is the Fund’s understanding, that the Insurance Companies do not require that a specified number of owners submit voting instructions before the Insurance Companies will vote the interests in the Fund held by their registered separate accounts at the Special Meetings. As a result, a small number of owners of Policies could determine how the Insurance Companies vote, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a Policy, and you do not provide specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose a Proposal. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

If you need more information or have any questions about the Proposals, please call 1-888-233-4339 for Transamerica Dividend Focused or 1-800-851-9777 for TST Dividend Focused VP. If you have any questions about voting, please call AST Fund Solutions, LLC, the Funds’ proxy solicitor at 1-888-605-1956.

Revoking Proxies

Each Fund Shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending and voting at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting.

However, attendance at the Special Meetings, by itself, will not revoke a previously executed and returned proxy.

TRANSAMERICA FUNDS PROPOSAL I — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

TRANSAMERICA DIVIDEND FOCUSED

To approve a new sub-advisory agreement with Aegon Asset Management UK plc (“AAM”) (to be voted on by Shareholders of Transamerica Dividend Focused).

This Proposal I is to be voted on by Shareholders of Transamerica Dividend Focused (for purposes of this proposal, the “Fund”), a series of Transamerica Funds (for purposes of this proposal, the “Trust”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New TF Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager, and AAM, the Fund’s proposed new sub-adviser. AAM is an affiliate of TAM. In connection with the proposed change of sub-adviser, there would be changes to the name, principal investment strategies, management fee schedules and sub-advisory fee schedules for the Fund, as discussed further below. TAM will continue to serve as the Fund’s investment manager.

Currently, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) serves as the sub-adviser to the Fund and is a party to an investment sub-advisory agreement with TAM with respect to the Fund (the “Current TF Sub-Advisory Agreement”). Under the Current TF Sub-Advisory Agreement, dated November 10, 2017, as amended, Barrow Hanley provides sub-advisory services to the Fund in a manner consistent with the terms of the Current TF Sub-Advisory Agreement and the investment objective, strategies and policies of the Fund. The Current TF Sub-Advisory Agreement was last approved by the Trust’s Board on June 17 and 18, 20201.

A general description of the proposed New TF Sub-Advisory Agreement is included below. The terms of the New TF Sub-Advisory Agreement are substantially similar to those of the Current TF Sub-Advisory Agreement it replaces. The Trust’s Board approved the New TF Sub-Advisory Agreement at a virtual meeting held on August 5 and 6, 20201. Shareholder approval of the New TF Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New TF Sub-Advisory Agreement is included in Appendix A.

The Fund’s investment management agreement dated March 1, 2016, as amended, with TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, was last approved by Shareholders on December 21, 2012 when certain changes were made to standardize terms across all the investment management agreements for funds in the Transamerica fund complex. The Board last approved the Fund’s investment management agreement with TAM on June 17 and 18, 20201. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Pursuant to the investment management agreement, TAM is responsible for providing continuous and regular investment management services, including management and supervision of the Fund’s investments and investment program, and providing supervisory, compliance and administrative services to the Fund. TAM is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment management agreement. TAM has recommended, and the Board has approved (subject to Shareholder approval), the appointment of AAM as a new sub-adviser to the Fund, replacing Barrow Hanley. TAM will oversee AAM and monitor its buying and selling of portfolio securities, its management services and its investment performance. TAM is paid investment management fees for its service as investment manager to the Fund. The management fee is calculated based on the average daily net assets of the Fund. The Fund paid TAM $3,860,809 in management fees after waivers, reimbursements and recaptures for the fiscal year ended October 31, 2019. If this Proposal I is approved, TAM, not the Fund, will pay AAM a sub-advisory fee out of the investment management fee it receives from the Fund. It is anticipated that the Fund’s total operating expenses will be lower.

[1]

Consistent with exemptive orders of the Securities and Exchange Commission (“SEC”) (Investment Company Act Rel. Nos. 33817 (March 13, 2020), 33824 (March 25, 2020) and 33897 (June 19, 2020)), the Board meeting was not held in person and was instead conducted by means of communication that allowed all Trustees participating to hear each other simultaneously during the meeting due to circumstances related to current or potential effects of COVID-19.

TAM acts as a manager of managers for the Fund pursuant to an exemptive order from the SEC (Release IC- 23379 dated August 5, 1998). That exemptive order permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Under the terms of the exemptive order, TAM may not enter into a sub-advisory agreement with AAM, an affiliate of TAM, without such agreement being approved by the Shareholders of the Fund. This is the reason that Shareholder approval of this Proposal I is being sought. The appointment of AAM is not expected to result in any material changes in the nature or the level of investment management services provided to the Fund by TAM. TAM will continue to provide investment management services to the Fund, including, among other things: the design, development and ongoing review and evaluation of the Fund, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Fund’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AAM.

No officer or Board Member of the Trust is a director, officer or employee of AAM. No officer or Board Member of the Trust, through the ownership of securities or otherwise, has any other material direct or indirect interest in AAM or any other person controlling, controlled by or under common control with AAM. Since the Record Date, none of the Board Members of the Trust have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which AAM or any of its affiliates was or is to be a party.

In connection with the proposed appointment of AAM as sub-adviser, there would be changes to the Fund’s principal investment strategies and principal risks. If the new sub-advisory agreement is approved, AAM would implement an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. In pursuing the Fund’s investment objective, AAM would look to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends. In addition, the sub-adviser would seek to invest in stocks it views as having positive sustainability credentials.

AAM considers stocks with positive sustainability credentials to be stocks that have been determined by AAM as likely to perform well based on environmental, social and/or governance (ESG) factors. The Fund’s investment universe is defined by the sub-adviser’s Responsible Investing team, which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. AAM uses both proprietary exclusionary screening and fundamental ESG research carried out by the Responsible Investing team in an effort to ensure that stocks that are assessed by the team as scoring poorly on ESG factors (for example having a negative impact on the environment or producing products that cause harm to people, such as tobacco or weapons) are excluded from the Fund’s investible universe. In addition, the process seeks to identify stocks that are viewed by the Responsible Investing team as making a positive contribution to ESG factors, for example a utility company involved in the generation of renewable energy or a healthcare company providing treatment for a serious disease.

If AAM is approved as the Fund’s sub-adviser, the Fund’s principal investment strategies would no longer include the current limitation to invest only in stocks that have a consecutive 25-year history of paying cash dividends. It is also expected that the Fund’s portfolio would include a significant technology weighting whereas the Fund currently has none. If the change in sub-adviser is approved, the Fund would be subject to the following additional principal risks: Sustainability Investing risk, Derivatives risk, Leveraging risk and Investments by Affiliated Funds and Unaffiliated Funds risk.

AAM has asset management capabilities in sustainable investing, as well as large value, dividend-focused investing, and a depth of research and management staff and resources that will enable it to implement the proposed investment strategies of the Fund. AAM will utilize the expertise of its portfolio managers while leveraging the experience, scale, depth of talent and institutional resources of AAM.

In connection with the proposed appointment of AAM as sub-adviser, it is expected that there would be extensive purchases and sales of portfolio holdings to align the Fund with its revised investment strategies. This repositioning of the Fund may have a negative impact on performance by increasing brokerage commissions and/or other transaction costs, and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.

Based on AAM’s experience in both dividend and sustainability investing, among other things, TAM recommended to the Board that AAM be appointed as the Fund’s new sub-adviser and the Board has approved AAM’s appointment, subject to Shareholder approval.

If approved by Shareholders, the change in sub-adviser and related changes are anticipated to become effective on or about December 1, 2020. At that time, TAM would file new prospectuses and summary prospectuses for the Fund to reflect the Fund’s new name, new sub-adviser, new management fee and sub-advisory fee schedules, new principal investment strategies and principal risks (as described below). In addition, the Fund’s statement of additional information, dated March 1, 2020, as amended and restated on July 31, 2020, will also be revised to reflect applicable changes.

General Comparison of Sub-Advisory Agreements

Set forth below is a general description of certain terms of the New TF Sub-Advisory Agreement and a comparison with the terms of the Current Sub-Advisory Agreement. A copy of the form of New TF Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix A, and you should refer to Appendix A for the complete terms of the New TF Sub-Advisory Agreement.

Investment Management Services. Under the terms of the New TF Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, AAM will manage the investment and reinvestment of the portfolio assets of the Fund, all without prior consultation with TAM, subject to and in accordance with the investment objective and policies of the Fund set forth in the Fund’s current prospectus and statement of additional information, as may be amended from time to time, and any written instructions which TAM or the Fund’s Board may issue from time-to-time in accordance therewith. In pursuance of the foregoing, AAM will make all determinations with respect to the purchase and sale of portfolio securities and takes such action necessary to implement the same. AAM shall render regular reports as to the Trust’s Board of Trustees and TAM concerning the investment activities of the Fund. The Current TF Sub-Advisory Agreement addresses the services to be provided in a similar manner.

The New TF Sub-Advisory Agreement provides that AAM will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide brokerage services to the Fund within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to AAM, or to any other Fund or account over which AAM or its affiliates exercise investment discretion. The New TF Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, AAM may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where AAM has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or AAM’s overall responsibilities with respect to the Fund and to other portfolios and clients for which AAM exercises investment discretion. The Trust’s Board may adopt policies and procedures that modify and restrict AAM’s authority regarding the execution of the Fund’s portfolio transactions. The Current TF Sub-Advisory Agreement contains similar provisions.

The New TF Sub-Advisory Agreement states that in connection with the placement of orders for the execution of portfolio transactions of the Fund, AAM shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, TAM or any person retained by the Fund at reasonable times. Where applicable, such records shall be maintained by AAM for the periods and in the places required by applicable recordkeeping rules under the 1940 Act. The Current TF Sub-Advisory Agreement contained similar provisions.

The New TF Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the sub-adviser will exercise voting rights incident to any securities purchased with, or comprising a portion of, the allocated assets, in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The New TF Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Current TF Sub-Advisory Agreement also contains these provisions.

The New TF Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Fund’s valuation committee meetings. The Current TF Sub-Advisory Agreement also contains these provisions.

The New TF Sub-Advisory Agreement requires that AAM, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to AAM relating to the services provided pursuant to the New TF Sub-Advisory Agreement, including such information that the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Current TF Sub-Advisory Agreement also contains such provisions.

Sub-Advisory Fees. Under both the Current TF Sub-Advisory Agreement and the New TF Sub-Advisory Agreement, TAM pays the sub-adviser a fee out of the investment management fee TAM receives from the Fund. Fees paid to Barrow Hanley during the Fund’s most recent fiscal year ended October 31, 2019 were $995,008. The proposed investment management and sub-advisory fees for the Fund would result in a nominal net annual decrease in investment management fees retained by TAM. In conjunction with the proposed sub-adviser change, the investment management fee schedule for the Fund would be lower. Please see additional information under “Management Fees” below.

Under the New TF Sub-Advisory Agreement, if approved, TAM (not the Fund) will pay AAM sub-advisory fees, according to the following schedule, for its services with respect to the Fund’s average daily net assets on an annual basis:

0.20% of the first $200 million

0.15% over $200 million up to $500 million

0.13% in excess of $500 million

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with Transamerica Barrow Hanley Dividend Focused VP.

Under the Current TF Sub-Advisory Agreement, TAM (not the Fund) pays Barrow Hanley sub-advisory fees, according to the following schedule, for its services with respect to the Fund’s average daily net assets on an annual basis:

0.30% of the first $200 million

0.20% over $200 million up to $500 million

0.15% in excess of $500 million

Payment of Expenses. The New TF Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New TF Sub-Advisory Agreement, the Fund will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Fund and the offering of its shares. The operating expenses of the Fund are expected to decrease as a result of entering into the New TF Sub-Advisory Agreement.

Conflicts of Interest. The New TF Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The New TF Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The New TF Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time. The Current TF Sub-Advisory Agreement contains similar provisions.

Limitation on Liability. Under the New TF Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Fund as contemplated by the New TF Sub-Advisory Agreement. The Current TF Sub-Advisory Agreement also contains these provisions.

Term and Continuance. If approved by Shareholders of the Fund, the New TF Sub-Advisory Agreement for the Fund will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, the New TF Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment management agreement with TAM.

Termination. The New TF Sub-advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon written notice to AAM, without the payment of any penalty; (iii) may be terminated by AAM upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by AAM and shall not be assignable by TAM without the consent of AAM. The Current TF Sub-Advisory Agreement contains similar provisions.

MANAGEMENT FEES

In connection with and contingent upon the proposed change in sub-adviser, the management fee rate payable by the Fund to TAM will be reduced. Under the investment management agreement, the Fund would pay TAM on an annual basis the following management fee based on its average daily net assets:

First $500 million	0.663%
Over $500 million up to $1 billion	0.58%
Over $1 billion up to $1.5 billion	0.55%
In excess of $1.5 billion	0.53%

Currently, the Fund pays TAM a management fee of 0.78% the first $200 million; 0.68% over $200 million up to $500 million; 0.63% over $500 million up to $1.5 billion; 0.59% over $1.5 billion up to $2.5 billion; and 0.58% in excess of $2.5 billion for its services with respect to the Fund’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by the Fund monthly. As of October 8, 2020, the net assets of the Fund were $536,914,772.47.

TAM has contractually agreed through March 1, 2021 to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses exceed 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 0.85% for Class I2 shares, 1.40% for Class R1 shares, 0.85% for Class R6 shares and 1.15% for Class T2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM amounts previously contractually waived or reimbursed only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable expense cap described above or any other lower limit then in effect.

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2019 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the proposed new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from November 1, 2018 through October 31, 2019 under Current Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2018 through October 31, 2019 under Proposed New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements and Recaptures	$3,861,296	$3,555,634	-7.92%
Management Fees Payable to TAM After Waivers/Expense Reimbursements and Recaptures	$3,860,809	$3,555,634	-7.90%

SUB-ADVISORY FEES

Under the Current TF Sub-Advisory Agreement, TAM (not the Fund) has agreed to pay Barrow Hanley 0.30% of the first $200 million, 0.20% over $200 million up to $500 million, and 0.15% in excess of $500 million with respect to the Fund’s average daily net assets on an annual basis.

Under the New TF Sub-Advisory Agreement, TAM (not the Fund) will pay AAM 0.20% of the first $200 million, 0.15% over $200 million up to $500 million, and 0.13% in excess of $500 million with respect to the Fund’s average daily net assets on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to Barrow Hanley (net of fees reimbursed) for the fiscal year ended October 31, 2019 to a hypothetical example of sub-advisory fees that would have been paid by TAM to AAM for the same period under the New TF Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to Barrow Hanley from November 1, 2018 through October 31, 2019 under Current TF Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to AAM from November 1, 2018 through October 31, 2019 under New TF Sub-Advisory Agreement	Percent Difference
$995,008	$785,187	-21.09%

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended October 31, 2019 by the Fund and the services for which the amounts were paid, if any, are listed below. There were no other material payments by the Fund to Barrow Hanley, TAM, or any of their affiliates during that period.

	Payments to TAM (or affiliates)
	As of Date:	Transfer Agent	Distribution
Transamerica Dividend Focused	10/31/2019	$82,952	$311,087

Evaluation by the Board

At a meeting of the Board of Trustees of Transamerica Funds (for purposes of this section, the “Board”) held on August 5 and 6, 2020, the Board considered the termination of Barrow Hanley as sub-adviser to the Fund and the approval of the New TF Sub-Advisory Agreement for the Fund between TAM and AAM, the Fund’s proposed new sub-adviser, as well as the approval of a revised management fee schedule for the Fund.

Following their review and consideration, the Board Members determined that the terms of the New TF Sub-Advisory Agreement were reasonable and that the termination of Barrow Hanley as sub-adviser to the Fund and the approval of the New TF Sub-Advisory Agreement were in the best interests of the Fund and its Shareholders. The Board, including the independent members of the Board (“Independent Board Members”), authorized TAM to terminate the Current TF Sub-Advisory Agreement with Barrow Hanley and unanimously approved the New TF Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Fund.

Prior to reaching their decision, the Board Members requested and received from TAM and AAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed New TF Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or AAM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the New TF Sub-Advisory Agreement between TAM and AAM with respect to the Fund, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services

In evaluating the nature, extent and quality of the services to be provided by AAM under the New TF Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AAM regarding AAM’s operations, facilities, organization and personnel of AAM, the anticipated ability of AAM to perform its duties under the New TF Sub-Advisory Agreement, and the proposed changes to the Fund’s principal investment strategies. The Board further considered that: (i) AAM is an experienced asset management firm; (ii) TAM is recommending that AAM be appointed as sub-adviser to the Fund; and (iii) TAM believes that AAM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on TAM’s assessment of AAM’s organization and investment personnel. The Board Members also considered AAM’s proposed responsibilities and experience with the Fund’s proposed principal investment strategies.

The Board noted that TAM had advised the Board Members that neither the approval of the New TF Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Fund and its Shareholders, including compliance services. Based on these and other considerations, the Board Members determined that AAM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that AAM’s appointment is not expected to diminish the nature, extent and quality of services provided to the Fund.

Investment Performance

The Board considered AAM’s investment management experience, capabilities and resources. The Board reviewed the historical performance of the Fund for various trailing periods ended May 31, 2020 against the Fund’s benchmark. The Board Members noted that the Fund’s proposed strategy under AAM management was a custom strategy for which no historical performance data was available. The Board Members reviewed the historical performance of: (i) AAM Global Equity Income, an Irish domiciled open-end fund managed by AAM that uses the same dividend-focused philosophy as that proposed for the Fund; (ii) AAM Ethical Equity, a UK-domiciled open-end fund managed by AAM that employs a similar ESG dedicated strategy as that proposed for the Fund; and (iii) the U.S. sleeve of AAM Global Equity Income, as a way to demonstrate the team’s stock-picking skills in the U.S. market with a dividend approach. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by AAM, the Board Members concluded that AAM is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Fund. The Board Members reviewed the management fee and total expense ratio of each class of the Fund, based on current assets and assuming implementation of the Fee Changes as compared to the applicable Broadridge and Morningstar peer group medians. The Board Members noted that although the management fee and for certain share classes the total expense ratio would be above the applicable Broadridge and/or Morningstar peer group medians, TAM believes the management fee and total expense ratio of each class of the Fund would be competitive relative to peers.

The Board Members considered that the revised management and new sub-advisory fee schedules would be lower at all asset levels than the current management and sub-advisory fee schedules. The Board Members also considered that TAM had negotiated with AAM to have the Fund’s assets aggregated with the assets of TST Dividend Focused VP for purposes of computing breakpoints in the new sub-advisory fee schedule and that TAM had agreed to reimburse 0.09% of sub-transfer agency fees on Class I shares for the Fund. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Fund is expected to decrease. The Board Members noted that as the Fund grows in size, the revised management and new sub-advisory fee schedules have the potential to result in additional savings for shareholders.

The Board Members considered the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to AAM and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability

The Board Members reviewed pro forma estimated profitability information provided by TAM for TAM and its affiliates, including AAM. The Board Members noted that, based on assets as of May 31, 2020, there was expected to be a decrease in the net management fees retained by TAM, but an increase in overall profitability to the Transamerica/Aegon organization due to the fact that, unlike Barrow Hanley, AAM is an affiliated sub-adviser. The Board Members also considered TAM’s view that the Fund’s proposed net management fee would allow TAM to be reasonably compensated for its services. The Board Members also considered the pro forma revenue, expense and pre-distribution profit margin information provided by TAM and determined that the profitability of TAM and its affiliates from their relationships with the Fund was not anticipated to be excessive.

Economies of Scale

In evaluating the extent to which the Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the revised management fee schedule and new sub-advisory fee schedule lower the asset levels for the last two breakpoints, which would benefit shareholders as the Fund grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to AAM, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by AAM from its relationship with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with AAM or the Fund, and that AAM had indicated it also would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the New TF Sub-Advisory Agreement was in the best interests of the Fund and its Shareholders and voted to approve the revised management fee schedule and the New TF Sub-Advisory Agreement.

In the event that Shareholders do not approve this Proposal I, the Board will determine the appropriate course of action with respect to the management of the Fund.

Your Board recommends that you vote “FOR” the approval of the New TF Sub-Advisory Agreement.

TRANSAMERICA SERIES TRUST PROPOSAL I — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

TRANSAMERICA BARROW HANLEY DIVIDEND FOCUSED VP

To approve a new sub-advisory agreement with Aegon Asset Management UK plc (“AAM”) (to be voted on by Shareholders of Transamerica Barrow Hanley Dividend Focused VP).

This Proposal I is to be voted on by Shareholders of Transamerica Barrow Hanley Dividend Focused VP (for purposes of this proposal, the “Portfolio”), a series of Transamerica Series Trust (for purposes of this proposal, the “Trust”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New TST Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, and AAM, the Portfolio’s proposed new sub-adviser. AAM is an affiliate of TAM. In connection with the proposed change of sub-adviser, there would be changes to the name, principal investment strategies, management fee schedules and sub-advisory fee schedules for the Portfolio, as discussed further below. TAM will continue to serve as the Portfolio’s investment manager.

Currently, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) serves as the sub-adviser to the Portfolio and is a party to an investment sub-advisory agreement with TAM with respect to the Portfolio (the “Current TST Sub-Advisory Agreement”). Under the Current TST Sub-Advisory Agreement, dated November 10, 2017, as amended, Barrow Hanley provides sub-advisory services to the Portfolio in a manner consistent with the terms of the Current TST Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The Current TST Sub-Advisory Agreement was last approved by the Trust’s Board on June 17 and 18, 20202.

A general description of the proposed New TST Sub-Advisory Agreement is included below. The terms of the New TST Sub-Advisory Agreement are substantially similar to those of the Current TST Sub-Advisory Agreement it replaces. The Trust’s Board approved the New TST Sub-Advisory Agreement at a virtual meeting held on August 5 and 6, 20202. Shareholder approval of the New TST Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New TST Sub-Advisory Agreement is included in Appendix A.

The Portfolio’s investment management agreement dated March 1, 2016, as amended, with TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, was last approved by Shareholders on December 21, 2012 when certain changes were made to standardize terms across all the investment management agreements for funds in the Transamerica fund complex. The Board last approved the Portfolio’s investment management agreement with TAM on June 17 and 18, 20202. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Pursuant to the investment management agreement, TAM is responsible for providing continuous and regular investment management services, including management and supervision of the Portfolio’s investments and investment program, and providing supervisory, compliance and administrative services to the Portfolio. TAM is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment management agreement. TAM has recommended, and the Board has approved (subject to Shareholder approval), the appointment of AAM as a new sub-adviser to the Portfolio, replacing Barrow Hanley. TAM will oversee AAM and monitor its buying and selling of portfolio securities, its management services and its investment performance. TAM is paid investment management fees for its service as investment manager to the Portfolio. The management fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $5,451,211 in management fees for the fiscal year ended December 31, 2019. If this Proposal I is approved, TAM, not the Portfolio, will pay AAM a sub-advisory fee out of the investment management fee it receives from the Portfolio. It is anticipated that the Portfolio’s total operating expenses will be lower.

[2]

Consistent with exemptive orders of the Securities and Exchange Commission (“SEC”) (Investment Company Act Rel. Nos. 33817 (March 13, 2020), 33824 (March 25, 2020) and 33897 (June 19, 2020)), the Board meeting was not held in person and was instead conducted by means of communication that allowed all Trustees participating to hear each other simultaneously during the meeting due to circumstances related to current or potential effects of COVID-19.

TAM acts as a manager of managers for the Portfolio pursuant to an exemptive order from the SEC (Release IC- 23379 dated August 5, 1998. That exemptive order permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Under the terms of the exemptive order, TAM may not enter into a sub-advisory agreement with AAM, an affiliate of TAM, without such agreement being approved by the Shareholders of the Fund. This is the reason that Shareholder approval of this Proposal I is being sought.

The appointment of AAM is not expected to result in any material changes in the nature or the level of investment management services provided to the Portfolio by TAM. TAM will continue to provide investment management services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AAM.

No officer or Board Member of the Trust is a director, officer or employee of AAM. No officer or Board Member of the Trust, through the ownership of securities or otherwise, has any other material direct or indirect interest in AAM or any other person controlling, controlled by or under common control with AAM. Since the Record Date, none of the Board Members of the Trust have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which AAM or any of its affiliates was or is to be a party.

In connection with the proposed appointment of AAM as sub-adviser, there would be changes to the Portfolio’s principal investment strategies and principal risks. If the new-sub-advisory agreement is approved, AAM would implement an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. In pursuing the Portfolio’s investment objective, AAM would look to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends. In addition, the sub-adviser would seek to invest in stocks it views as having positive sustainability credentials.

AAM considers stocks with positive sustainability credentials to be stocks that have been determined by AAM as likely to perform well based on environmental, social and/or governance (ESG) factors. The Portfolio’s investment universe is defined by the sub-adviser’s Responsible Investing team, which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. AAM uses both proprietary exclusionary screening and fundamental ESG research carried out by the Responsible Investing team in an effort to ensure that stocks that are assessed by the team as scoring poorly on ESG factors (for example having a negative impact on the environment or producing products that cause harm to people, such as tobacco or weapons) are excluded from the Portfolio’s investible universe. In addition, the process seeks to identify stocks that are viewed by the Responsible Investing team as making a positive contribution to ESG factors, for example a utility company involved in the generation of renewable energy or a healthcare company providing treatment for a serious disease.

If AAM is approved as the Portfolio’s sub-adviser, the Portfolio’s principal investment strategies would no longer include the current limitation of the Portfolio to invest only in stocks that have a consecutive 25-year history of paying cash dividends. It is also expected that the Portfolio’s portfolio would include a significant technology weighting whereas the Portfolio currently has none. If the change in sub-adviser is approved, the Portfolio would be subject to the following additional principal risks: Sustainability Investing risk, Derivatives risk, Leveraging risk and Investments by Affiliated Funds and Unaffiliated Funds risk.

AAM has asset management capabilities in sustainable investing, as well as large value, dividend-focused investing, and a depth of research and management staff and resources that will enable it to implement the proposed investment strategies of the Portfolio. AAM will utilize the expertise of its portfolio managers while leveraging the experience, scale, depth of talent and institutional resources of AAM.

In connection with the proposed appointment of AAM as sub-adviser, it is expected that there would be extensive purchases and sales of portfolio holdings to align the Portfolio with its changed investment strategies. This repositioning of the Portfolio may have a negative impact on performance by increasing brokerage commissions and/or other transaction costs.

Based on AAM’s experience in both dividend and sustainability investing, among other things, TAM recommended to the Board that AAM be appointed as the Portfolio’s new sub-adviser and the Board has approved AAM’s appointment, subject to Shareholder approval.

If approved by Shareholders, the change in sub-adviser and related changes are anticipated to become effective on or about December 1, 2020. At that time, TAM would file a new prospectus and summary prospectus for the Portfolio to reflect the Portfolio’s new name, new sub-adviser, new management fee and sub-advisory fee schedules, new principal investment strategies and principal risks (as described below). In addition, the Portfolio’s statement of additional information, dated May 1, 2020, as supplemented, will also be revised to reflect applicable changes.

General Comparison of Sub-Advisory Agreements

Set forth below is a general description of certain terms of the New TST Sub-Advisory Agreement and a comparison with the terms of the Current Sub-Advisory Agreement. A copy of the form of New TST Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix A, and you should refer to Appendix A for the complete terms of the New TST Sub-Advisory Agreement.

Investment Management Services. Under the terms of the New TST Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, AAM will manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with TAM, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Portfolio’s current prospectus and statement of additional information, as may be amended from time to time, and any written instructions which TAM or the Portfolio’s Board may issue from time-to-time in accordance therewith. In pursuance of the foregoing, AAM will make all determinations with respect to the purchase and sale of portfolio securities and takes such action necessary to implement the same. AAM shall render regular reports as to the Trust’s Board of Trustees and TAM concerning the investment activities of the Portfolio. The Current TST Sub-Advisory Agreement addresses the services to be provided in a similar manner.

The New TST Sub-Advisory Agreement provides that AAM will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to AAM, or to any other Portfolio or account over which AAM or its affiliates exercise investment discretion. The New TST Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, AAM may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where AAM has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or AAM’s overall responsibilities with respect to the Portfolio and to other portfolios and clients for which AAM exercises investment discretion. The Trust’s Board may adopt policies and procedures that modify and restrict AAM’s authority regarding the execution of the Portfolio’s portfolio transactions. The Current TST Sub-Advisory Agreement contains similar provisions.

The New TST Sub-Advisory Agreement states that in connection with the placement of orders for the execution of portfolio transactions of the Portfolio, AAM shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Portfolio and shall be available for inspection and use by the SEC, the Portfolio, TAM or any person retained by the Portfolio at reasonable times. Where applicable, such records shall be maintained by AAM for the periods and in the places required by applicable recordkeeping rules under the 1940 Act. The Current TST Sub-Advisory Agreement contained similar provisions.

The New TST Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the sub-adviser will exercise voting rights incident to any securities purchased with, or comprising a portion of, the allocated assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New TST Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Current TST Sub-Advisory Agreement also contains these provisions.

The New TST Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings. The Current TST Sub-Advisory Agreement also contains these provisions.

The New TST Sub-Advisory Agreement requires that AAM, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to AAM relating to the services provided pursuant to the New TST Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Current TST Sub-advisory Agreement also contains such provisions.

Sub-Advisory Fees. Under both the Current TST Sub-advisory Agreement and the New TST Sub-Advisory Agreement, TAM pays the sub-adviser a fee out of the investment management fee TAM receives from the Portfolio. Fees paid to Barrow Hanley during the Portfolio’s most recent fiscal year ended December 31, 2019 were $1,459,251. The proposed investment management and sub-advisory fees for the Portfolio would result in a nominal net annual decrease in investment management fees retained by TAM. In conjunction with the proposed sub-adviser change, the investment management fee schedule for the Portfolio would be lower. Please see additional information under “Management Fees” below.

Under the New TST Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AAM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.20% of the first $200 million

0.15% over $200 million up to $500 million

0.13% in excess of $500 million

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with Transamerica Dividend Focused.

Under the Current TST Sub-Advisory Agreement, TAM (not the Portfolio) pays Barrow Hanley sub-advisory fees, according to the following schedule, for its services with respect to the Fund’s average daily net assets on an annual basis:

0.30% of the first $200 million

0.20% over $200 million up to $500 million

0.15% in excess of $500 million

Payment of Expenses. The New TST Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New TST Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are expected to decrease as a result of entering into the New TST Sub-Advisory Agreement.

Conflicts of Interest. The New TST Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New TST Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The New TST Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time. The Current TST Sub-Advisory Agreement contains similar provisions.

Limitation on Liability. Under the New TST Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New TST Sub-Advisory Agreement. The Current TST Sub-Advisory Agreement also contains these provisions.

Term and Continuance. If approved by Shareholders of the Portfolio, the New TST Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New TST Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment management agreement with TAM.

Termination. The New TST Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to AAM, without the payment of any penalty; (iii) may be terminated by AAM upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by AAM and shall not be assignable by TAM without the consent of AAM. The Current TST Sub-Advisory Agreement contains similar provisions.

MANAGEMENT FEES

In connection with and contingent upon the proposed change in sub-adviser, the management fee rate payable by the Portfolio to TAM will be reduced. Under the investment management agreement, the Portfolio would pay TAM on an annual basis the following management fee based on its average daily net assets:

First $500 million	0.663%
Over $500 million up to $1 billion	0.58%
Over $1 billion up to $1.5 billion	0.55%
In excess of $1.5 billion	0.53%

Currently, the Portfolio pays TAM a management fee of 0.78% the first $200 million; 0.68% over $200 million up to $500 million; 0.63% over $500 million up to $1.5 billion; 0.59% over $1.5 billion up to $2.5 billion; and 0.58% in excess of $2.5 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by the Portfolio monthly. As of October 8, 2020, the net assets of the Portfolio were $627,538,529.27.

TAM has contractually agreed through May 1, 2021 to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses exceed 0.85% for Initial Class shares and 1.10% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM amounts previously contractually waived or reimbursed only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable expense cap described above or any other lower limit then in effect.

The following chart compares the actual management fees paid by the Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2019 to a hypothetical example of management fees that would have been paid by the Portfolio to TAM for the same period under the proposed new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from January 1, 2019 through December 31, 2019 under Current Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2019 through December 31, 2019 under Proposed New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$5,451,211	$5,019,289	-7.92%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$5,451,211	$5,019,289	-7.92%

SUB-ADVISORY FEES

Under the Current TST Sub-Advisory Agreement, TAM (not the Portfolio) has agreed to pay Barrow Hanley 0.30% of the first $200 million, 0.20% over $200 million up to $500 million, and 0.15% in excess of $500 million with respect to the Portfolio’s average daily net assets on an annual basis.

Under the New TST Sub-Advisory Agreement, TAM (not the Portfolio) will pay AAM 0.20% of the first $200 million, 0.15% over $200 million up to $500 million, and 0.13% in excess of $500 million with respect to the Portfolio’s average daily net assets on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to Barrow Hanley (net of fees reimbursed) for the fiscal year ended December 31, 2019 to a hypothetical example of sub-advisory fees that would have been paid by TAM to AAM for the same period under the New TST Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to Barrow Hanley from January 1, 2019 through December 31, 2019 under Current TST Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to AAM from January 1, 2019 through December 31, 2019 under New TST Sub-Advisory Agreement	Percent Difference
$1,459,251	$1,151,323	-21.10%

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended December 31, 2019 by the Portfolio and the services for which the amounts were paid, if any, are listed below. There were no other material payments by the Portfolio to Barrow Hanley, TAM, or any of their affiliates during that period.

	Payments to TAM (or affiliates)
	As of Date:	Transfer Agent	Distribution
Transamerica Barrow Hanley Dividend Focused VP	12/31/2019	$0	$98,952,830

Evaluation by the Board

At a meeting of the Board of Trustees of TST (for purposes of this section, the “Board”) held on August 5 and 6, 2020, the Board considered the termination of Barrow Hanley as sub-adviser to the Portfolio and the approval of the New TST Sub-Advisory Agreement for the Portfolio between TAM and AAM, the Portfolio’s proposed new sub-adviser, as well as the approval of a revised management fee schedule for the Portfolio.

Following their review and consideration, the Board Members determined that the terms of the New TST Sub-Advisory Agreement were reasonable and that the termination of Barrow Hanley as sub-adviser to the Portfolio and the approval of the New TST Sub-Advisory Agreement were in the best interests of the Portfolio and its investors. The Board Members, including the Independent Board Members, authorized TAM to terminate the Current TST Sub-Advisory Agreement with Barrow Hanley and unanimously approved the New TST Sub-Advisory Agreement for an initial two-year period. The Board Members, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and AAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed New TST Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or AAM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the New TST Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services

In evaluating the nature, extent and quality of the services to be provided by AAM under the New TST Sub-Advisory Agreement, the Board Members considered information provided by TAM and AAM regarding the operations, facilities, organization and personnel of AAM, the anticipated ability of AAM to perform its duties under the New TST Sub-Advisory Agreement and the proposed changes to the Portfolio’s principal investment strategies. The Board Members further considered that: (i) AAM is an experienced asset management firm; (ii) TAM is recommending that AAM be appointed as sub-adviser to the Portfolio; and (iii) TAM believes that AAM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of AAM’s organization and investment personnel. The Board Members also considered AAM’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board Members that neither the approval of the New TST Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its investors, including compliance services. Based on these and other considerations, the Board Members determined that AAM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that AAM’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board Members considered AAM’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolio for various trailing periods ended May 31, 2020 against the Portfolio’s benchmark. The Board Members noted that the Portfolio’s proposed strategy under AAM management was a custom strategy for which no historical performance data was available. The Board Members reviewed the historical performance of: (i) AAM Global Equity Income, an Irish domiciled open-end fund managed by AAM that uses the same dividend-focused philosophy as that proposed for the Portfolio; (ii) AAM Ethical Equity, a UK-domiciled open-end fund managed by AAM that employs a similar ESG dedicated strategy as that proposed for the Portfolio; and (iii) the U.S. sleeve of AAM Global Equity Income, as a way to demonstrate the team’s stock-picking skills in the U.S. market with a dividend approach. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by AAM, the Board Members concluded that AAM is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Portfolio. The Board Members reviewed the management fee and total expense ratio of each class of the Portfolio, based on current assets and assuming implementation of the Fee Changes, as compared to the applicable Broadridge and Morningstar peer group medians. The Board Members noted that although the management fee and/or total expense ratio would, in some cases, be above the applicable Broadridge and/or Morningstar peer group medians, TAM believes the management fee and total expense ratio of each class of the Portfolio would be competitive relative to peers.

The Board Members considered that the revised management and new sub-advisory fee schedules would be lower at all asset levels than the current management and sub-advisory fee schedules. The Board Members also considered that TAM had negotiated with AAM to have the Portfolio’s assets aggregated with the assets of TF Dividend Focused for purposes of computing breakpoints in the new sub-advisory fee schedule. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Portfolio is expected to remain the same. The Board Members noted that as the Portfolio grows in size, the revised management and new sub-advisory fee schedules have the potential to result in additional savings for investors.

The Board Members considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to AAM and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability.

The Board Members reviewed pro forma estimated profitability information provided by TAM for TAM and its affiliates, including AAM. The Board Members noted that, based on assets as of May 31, 2020, there was expected to be a decrease in the net management fees retained by TAM, but an increase in overall profitability to the Transamerica/Aegon organization due to the fact that, unlike Barrow Hanley, AAM is an affiliated sub-adviser. The Board Members also considered TAM’s view that the Portfolio’s proposed net management fee would allow TAM to be reasonably compensated for its services. The Board Members also considered the pro forma revenue, expense and pre-distribution profit margin information provided by TAM and determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not anticipated to be excessive.

Economies of Scale

In evaluating the extent to which the Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the revised management fee schedule and new sub-advisory fee schedule lower the asset levels for the last two breakpoints, which would benefit investors as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to AAM, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by AAM from its relationship with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with AAM or the Portfolio, and that AAM had indicated it also would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and New TST Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and voted to approve the revised management fee schedule and the New TST Sub-Advisory Agreement.

In the event that Shareholders do not approve this Proposal I, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Your Board recommends that you vote “FOR” the approval of the New TST Sub-Advisory Agreement.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meetings other than those set forth in this Joint Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of the Shareholder Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Information about the Sub-Adviser

AAM, located at 3 Lochside Crescent, Edinburg EH12 9SA, has been a registered investment adviser since 2017. AAM, an affiliate of TAM, is a wholly owned subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group located at AEGONplein 50, 2591 TV, The Hague, The Netherlands. As of June 30, 2020, AAM had approximately $44.7 billion in total assets under management.

Portfolio Managers. The following portfolio managers would be responsible for the day to day management of the Funds:

Name	Sub-Adviser	Positions Over Past Five Years

Mark Peden, CFA	Aegon Asset Management UK plc	Portfolio Manager of the Funds since 2020; Lead Portfolio Manager of the Aegon Global Equity Income strategy since 2011; joined Aegon Asset Management UK plc in 1992

Robin Black	Aegon Asset Management UK plc	Portfolio Manager of the Funds since 2020; Portfolio Manager of the Aegon Global Equity Income strategy since 2017; joined Aegon Asset Management UK plc in 2016; prior to 2016, Managing Director at Macquarie from 2010-2016

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of AAM as of October 8, 2020. The principal address of each individual as it relates to his or her duties at AAM is the same as that of AAM unless otherwise noted.

Name	Position with AAM
Stephen Jones	Executive Director, Chief Executive Officer, Chief Investment Officer and AAM UK Board Director
Jane Daniel	Executive Director and AAM UK Board Director
Bas NieuweWeme	AAM UK Non-Executive Board Director
John O’Donnell	Chief Risk Officer
Jim Mautino	Chief Compliance Officer

Management Activities. AAM does not act as an adviser or sub-adviser for any registered investment companies, or series of a registered investment company, with investment objectives similar to the Fund.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or AAM for the fiscal year ended October 31, 2019 for TF Dividend Focused or December 31, 2019 for TST Dividend Focused VP.

Shareholder Approval

To become effective with respect to the applicable Fund, the New TF Sub-Advisory Agreement and New TST Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The New TF Sub-Advisory Agreement and New TST Sub-Advisory Agreement were each approved by the Independent Board Members, separately, and by the Board of each Fund, as a whole, after consideration of all factors which were determined to be relevant to their deliberations, including those discussed above.

Your Board recommends that you for “FOR” the approval of the New TF Sub-Advisory Agreement or the New TST Sub-Advisory Agreement, as applicable.

Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the transfer agent of each of the Funds, is located at 1801 California Street, Suite 5200, Denver, CO 80202. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc. located at 2000 Crown Colony Drive, Quincy, MA 02169. The current distributor of each of the Funds is Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by Aegon, N.V.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111, serves as each Fund’s custodian.

Annual and Semi-Annual Reports

Shareholders of TF Dividend Focused can find important information about the Fund in the Fund’s annual report dated October 31, 2019 and its semi-annual report dated April 30, 2020 which have been previously mailed to Shareholders. Shareholders of TST Dividend Focused VP can find important information about the Fund in the Fund’s annual report dated December 31, 2019 and its semi-annual report dated June 30, 2020, which have been previously mailed to Shareholders. You may obtain copies of these reports without charge by writing to the Funds at the address shown below or by calling 1-888-233-4339 for Transamerica Funds, or 1-800-851-9777 for Transamerica Series Trust.

Shareholder inquiries and transaction requests should be mailed to:

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Joint Proxy Statement beginning on or about October 23, 2020, but proxies may also be solicited by telephone and/or online by representatives of the Funds, regular employees of TAM or its affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. It is anticipated that the estimated solicitation costs, including retaining AST Fund Solutions, LLC, will be approximately $80,000 to $100,000. If we have not received your vote as the date of each Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

AST Fund Solutions, LLC, will provide mailing, solicitation and tabulation services in order to reach quorum and the required vote for the Funds’ proposals by the Shareholder Meeting Date or any adjournment thereof. The services will include: (i) designing proxy ballots and reminder letters; (ii) processing shareholder data to determine solicitation strategies and efficiencies; (iii) printing proxy ballots; (iv) inserting and mailing proxy materials to record date shareholders; (v) providing internet and touchtone voting services to secure votes from shareholders; (vi) scanning return proxy cards; (vii) providing solicitation analysis and consultation before and during solicitation period to maximize voting returns; (viii) daily reporting of solicitation results, as applicable; (ix) providing final meeting reports and affidavits; and (x) providing virtual meeting service and support.

The cost of the Special Meetings, including the preparation and mailing of the Notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be borne by TAM and AAM and not the Funds.

Principal Shareholders

As of October 8, the outstanding shares of each Fund were as follows:

TF Dividend Focused

Class	Total Shares Outstanding
A	10,180,649.16
C	391,820.43
I	1,093,104.70
I2	61,395,686.75
R1*	0
R6	666,095.84
T2*	0

* Class R1 and Class T2 shares of the Fund are not currently offered to investors.

TST Dividend Focused VP

Class	Total Shares Outstanding
Initial	25,866,719.01
Service	13,266,342.58

To the knowledge of the Trusts, as of October 8, 2020, the Board Members and officers of each Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

As of October 8, 2020, the persons listed in Appendix B owned of record the shares of the Funds indicated in Appendix B.

Shareholders Communications to the Boards

Shareholders may mail written communications to a Fund’s Board, addressed to the care of the Secretary of the Fund, at the Funds’ address. Each Shareholder communication must (i) be in writing and be signed by the Shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted Shareholder communications. Except as provided below, with respect to each properly submitted Shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a Shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in a Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement to Shareholders residing at the same address, unless such Shareholders have notified the Fund of their desire to receive multiple copies of the Shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling 1-888-233-4339 for Transamerica Funds, or 1-800-851-9777 for Transamerica Series Trust. The Fund will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any Shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s Shareholder reports and proxy statements in the future, and Shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Funds are not required to and do not intend to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Erin D. Nelson, Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

Proposals relating to Funds must be received a reasonable time prior to the date of a meeting of shareholders of a Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of TF Dividend Focused is October 31. The fiscal year end of TST Dividend Focused VP is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meetings. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of Shareholders entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 1801 California Street, Suite 5200, Denver, CO 80202 for inspection by any holder during regular business hours beginning ten days prior to the date of the Special Meetings.

Adjournment

Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and each Trust’s Declaration of Trust, Charter and By-Laws, including to allow for the further solicitation of proxies. Under each Fund’s By-Laws, in the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment.

Information about the Funds

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Funds and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Funds are also available on the SEC’s Internet site at http://www.sec.gov. To obtain a copy of this Joint Proxy Statement or other information about the Funds, without charge, or to request other information or make other inquiries about the Funds, call 1-888-233-4339 for Transamerica Funds, or 1-800-851-9777 for Transamerica Series Trust or write to the Trusts, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the website at www.transamerica.com for TF Dividend Focused, and www.transamericaseriestrust.com for TST Dividend Focused VP.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By Order of the Boards,

/s/ Erin D. Nelson
Erin D. Nelson
Chief Legal Officer and Secretary

October 21, 2020

Appendix A

FORM OF INVESTMENT SUBADVISORY AGREEMENT

Aegon Asset Management UK plc (formerly, Kames Capital plc)

This Agreement, entered into as of December 1, 2020 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Aegon Asset Management UK plc, a United Kingdom Public Limited Company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b) The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d) Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e) The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees;

(viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b) TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c) The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a) TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b) The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. United Kingdom Regulation. TAM acknowledges that the Subadviser is a UK-domiciled and registered entity, and, as such, is subject to a number of regulations and laws, and has policies in place with respect to those regulations and laws (the “UK Requirements”) on items, including, but not limited to, anti-bribery, modern slavery, and data protection. TAM shall provide reasonable assistance to ensure the Subadviser does not breach the UK Requirements.

20. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:

Name:	Christopher A. Staples

Title:	Senior Director, Investments

AEGON ASSET MANAGEMENT UK PLC

By:

Name:

Title:

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Sustainable Equity Income	0.20% of the first $200 million 0.15% over $200 million up to $500 million 0.13% in excess of $500 million

*

As a percentage of net assets on an annual basis. Sub-advisory fees are based on the combined assets for Transamerica Sustainable Equity Income and Transamerica Aegon Sustainable Equity Income VP. The asset weighted sub-advisory fee and net management fee reflect this aggregation.

FORM OF INVESTMENT SUBADVISORY AGREEMENT

Aegon Asset Management UK plc (formerly, Kames Capital plc)

This Agreement, entered into as of December 1, 2020 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Aegon Asset Management UK plc, a United Kingdom Public Limited Company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. United Kingdom Regulation. TAM acknowledges that the Subadviser is a UK-domiciled and registered entity, and, as such, is subject to a number of regulations and laws, and has policies in place with respect to those regulations and laws (the “UK Requirements”) on items, including, but not limited to, anti-bribery, modern slavery, and data protection. TAM shall provide reasonable assistance to ensure the Subadviser does not breach the UK Requirements.

20. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:

Name:	Christopher A. Staples

Title:	Senior Director, Investments

AEGON ASSET MANAGEMENT UK PLC

By:

Name:

Title:

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Aegon Sustainable Equity Income VP	0.20% of the first $200 million 0.15% over $200 million up to $500 million 0.13% in excess of $500 million

*

As a percentage of net assets on an annual basis. Sub-advisory fees are based on the combined assets for Transamerica Aegon Sustainable Equity Income VP and Transamerica Sustainable Equity Income. The asset weighted sub-advisory fee and net management fee reflect this aggregation.

Appendix B

5% and 25% Interest Ownership

To the knowledge of the Trusts, as of October 8, 2020, the following persons owned beneficially or of record 5% or more of a class of outstanding shares of each Fund indicated:

Name & Address	Fund Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Dividend Focused	A	76.47%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dividend Focused	A	10.86%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dividend Focused	C	18.56%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dividend Focused	C	15.13%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Dividend Focused	C	11.60%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dividend Focused	C	9.83%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dividend Focused	C	9.60%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Dividend Focused	C	6.07%
Matrix Trust CO As Agent FBO Old Mutual Asset Management Volunta PO Box 52129 Phoenix AZ 85072-2129	Transamerica Dividend Focused	I	59.10%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dividend Focused	I	17.17%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dividend Focused	I	6.16%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	I2	37.91%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	I2	29.72%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	I2	18.98%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	I2	7.88%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Dividend Focused	R6	77.44%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Dividend Focused	R6	19.06%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	Initial	58.86%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	Initial	12.91%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	Initial	11.57%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Barrow Hanley Dividend Focused VP	Initial	9.73%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	Service	61.64%

Name & Address	Fund Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	Service	20.64%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	Service	9.21%

Any Shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Fund. Any Shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to Shareholder for vote and may be able to take action regarding the Fund without the consent or approval of other Shareholders.

To the knowledge of the Trusts, as of October 8, 2020, the following persons held beneficially 25% or more of the outstanding shares of each Fund indicated:

Name & Address	Fund Name	Shares	Percent Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	23,276,241.829	31.57%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	15,225,014.943	38.87%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

TRANSAMERICA FUNDS

Transamerica Dividend Focused

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2020

The undersigned, revoking previous proxies, hereby appoint(s) Marijn P. Smit, Erin D. Nelson and Timothy J. Bresnahan, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Transamerica Dividend Focused (the “Fund”) , which the undersigned is entitled to vote at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held as a virtual meeting on November 25, 2020 at 10:00 a.m. Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on Proposal 1 as described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (888) 605-1956. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting to Be Held on November 25, 2020. The Notice of the Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/transamerica/docs/proxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

TRANSAMERICA DIVIDEND FOCUSED

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT WITH AEGON ASSET MANAGEMENT UK PLC (“AAM”).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSAL(S)	FOR	AGAINST	ABSTAIN

1.  To approve a new sub-advisory agreement for Transamerica Dividend Focused. Shareholders are being asked to approve a new sub-advisory agreement with AAM, an affiliate of the Fund’s investment manager, Transamerica Asset Management, Inc.; and

	¡	¡	¡

2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.	¡	¡	¡

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

TRANSAMERICA SERIES TRUST

Transamerica Barrow Hanley Dividend Focused VP

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2020

The undersigned, revoking previous proxies, hereby appoint(s) Marijn P. Smit, Erin D. Nelson and Timothy J. Bresnahan, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Transamerica Barrow Hanley Dividend Focused VP (the “Fund”), which the undersigned is entitled to vote at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held as a virtual meeting on November 25, 2020 at 11:00 a.m. Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on Proposal 1 as described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (888) 605-1956. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting to Be Held on November 25, 2020. The Notice of the Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/transamerica/docs/proxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Transamerica Barrow Hanley Dividend Focused VP

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT WITH AEGON ASSET MANAGEMENT UK PLC (“AAM”).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSAL(S)	FOR	AGAINST	ABSTAIN

1.  To approve a new sub-advisory agreement for Transamerica Barrow Hanley Dividend Focused VP. Shareholders are being asked to approve a new sub-advisory agreement with AAM, an affiliate of the Fund’s investment manager, Transamerica Asset Management, Inc.; and

	¡	¡	¡

2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.	¡	¡	¡

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

TRANSAMERICA SERIES TRUST

Transamerica Barrow Hanley Dividend Focused VP

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2020

The undersigned, revoking any previously executed voting instruction cards attributable to his or her variable contract, hereby instructs the above-named Insurance Company to vote the shares of the Fund listed above that are attributable to the undersigned’s participation in the variable contract as of October 8, 2020, at the Special Meeting of Shareholders (the “Special Meeting”) to be held as a virtual meeting on November 25, 2020 at 11:00 a.m. Mountain Time, and at any adjournments or postponements thereof, as indicated on the matters set forth below and instructs the Insurance Company to vote upon any other matters that may be properly acted upon at the Special Meeting. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (888) 605-1956. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting to Be Held on November 25, 2020. The Notice of the Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/transamerica/docs/proxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Transamerica Barrow Hanley Dividend Focused VP

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

VOTING INSTRUCTION CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

This voting instruction card is solicited by the Insurance Company and shares of the Fund attributable to the undersigned’s variable contract will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of Proposal 1. If any other matters come properly before the Special Meeting to be voted on, the shares will be voted on such matters in accordance with the views of management. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company generally will vote all shares of the Fund attributable to your account in proportion to those shares for which voting instructions are timely received. The effect of this proportional voting is that contract owners representing a small number of Fund shares may determine the outcome of the vote on Proposal 1.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT WITH AEGON ASSET MANAGEMENT UK PLC (“AAM”).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSAL(S)	FOR	AGAINST	ABSTAIN

1.  To approve a new sub-advisory agreement for Transamerica Barrow Hanley Dividend Focused VP. Shareholders are being asked to approve a new sub-advisory agreement with AAM, an affiliate of the Fund’s investment manager, Transamerica Asset Management, Inc.; and

	¡	¡	¡

2. Any other business that may properly come before the Special Meeting.	¡	¡	¡

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]